UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006

AMERICAN EQUITY

INVESTMENT LIFE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

IOWA	001-31911	42-1447959
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 221-0002

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is an announcement dated August 30, 2006 on the Sale of AEL Common Stock to NMO Deferred Compensation Trust by Certain Officers and Directors.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Sale of AEL Common Stock to NMO Deferred Compensation Trust by Certain
Officers and Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August31, 2006

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and
General Counsel

EXHIBIT INDEX

Exhibit
Number	Description.
99.1	Sale of AEL Common Stock to NMO Deferred Compensation Trust by Certain Officers and Directors dated August 30, 2006